Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Schedule of Related Party Transactions
The following table and related footnotes provide information about certain of the Partnership's related party transactions for the periods indicated:

	Year Ended December 31, 2019 $	Year Ended December 31, 2018 $	Year Ended December 31, 2017 $
Voyage revenues (i)(iii)(v)	49,257	19,612	36,358
Vessel operating expenses (ii)(v)	(6,629)	(17,852)	(23,564)
Time-charter hire expense (iii)	(19,994)	(7,670)	—
General and administrative expenses (iv)	(15,393)	(15,395)	(9,434)
Restructuring charges (vi)	(400)	—	—

(i)
Commencing in 2008, the Arctic Spirit and Polar Spirit LNG carriers were time-chartered to Teekay Corporation at fixed-rates for periods of 10 years. The contract periods for the Polar Spirit and for the Arctic Spirit expired in March 2018 and April 2018, respectively.

(ii)
The Partnership and certain of its operating subsidiaries have entered into service agreements with certain subsidiaries of Teekay Corporation pursuant to which the Teekay Corporation subsidiaries provide to the Partnership and its subsidiaries crew training and technical management services. In addition, as part of the Partnership's acquisition of its ownership interest in the Pan Union Joint Venture in 2014, the Partnership entered into an agreement with a subsidiary of Teekay Corporation whereby Teekay Corporation's subsidiary provided, on behalf of the Partnership, shipbuilding supervision and crew training services for four LNG carrier newbuildings in the Pan Union Joint Venture, up to their delivery dates from 2017 to 2019. All costs incurred by these Teekay Corporation subsidiaries related to these services are charged to the Partnership and recorded as part of vessel operating expenses.

(iii)
Commencing in September 2018, the Partnership entered into an agreement with the MALT Joint Venture to charter in one of the MALT Joint Venture's LNG carriers, the Magellan Spirit (see Note 5b). The time-charter hire expense charged for the years ended December 31, 2019 and 2018 were $20.0 million and $7.7 million, respectively. In addition, commencing in May 2019, the Partnership entered into an agreement with a subsidiary of Teekay Corporation, pursuant to which the Partnership chartered out the Magellan Spirit to such subsidiary until October 31, 2019.

(iv)
Includes administrative, advisory, business development, commercial and strategic consulting services charged by Teekay Corporation and reimbursements to Teekay Corporation and the Partnership's general partner for costs incurred on the Partnership's behalf for the conduct of the Partnership's business.

(v)
The Partnership has an operation and maintenance contract with the Bahrain LNG Joint Venture and had an operating and maintenance subcontract with Teekay Marine Solutions (Bermuda) Ltd. (or TMS), an entity wholly-owned by Teekay Tankers Ltd., which is controlled by Teekay Corporation, relating to the LNG regasification terminal in Bahrain. The contract with TMS was terminated in August 2019 and such services are currently provided by the Partnership. The subcontractor fees from TMS of $2.0 million during 2019 ($1.6 million during 2018 and $nil during 2017) are included in vessel operating expenses in the Partnership's consolidated statements of income. Cost recoveries from the Bahrain LNG Joint Venture of $6.5 million during 2019 ($1.6 million during 2018 and $nil during 2017) are included in voyage revenues in the Partnership's consolidated statements of income. In addition, commencing in September 2018, the Partnership's floating storage unit (or FSU), the Bahrain Spirit, commenced its 21-year charter contract with Bahrain LNG Joint Venture.

(vi)
The Partnership incurred restructuring charges of $0.4 million from subsidiaries of Teekay Corporation attributable to employees supporting the Partnership during the year ended December 31, 2019 (see Note 18b).